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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K




                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) February 15, 1994


                    BLOCKBUSTER ENTERTAINMENT CORPORATION
                    -------------------------------------
            (Exact name of registrant as specified in its charter)




                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)




     0-12700                                                    75-1849418
     -------                                                    ----------
   (Commission                                                 (IRS Employer
   File Number)                                              Identification No.)



               One Blockbuster Plaza
                 Ft. Lauderdale, FL                                 33301
  -----------------------------------------------                  --------
      (Address of principal executive offices)                    (Zip Code)




      Registrant's telephone number, including area code (305) 832-3000

                                     N.A.
       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

                 On February 15, 1994, Blockbuster Entertainment Corporation (the "Registrant") entered into a credit agreement (the "Credit Agreement") with certain financial institutions named in the Credit Agreement and Bank of America National Trust and Savings Association ("Bank of America"), for itself and as Agent, pursuant to which such financial institutions have agreed to advance the Registrant on an unsecured basis an aggregate of $1,000,000,000 for the purchase of shares of capital stock of Viacom Inc. ("Viacom") pursuant to the Subscription Agreement dated January 7, 1994, between the Registrant and Viacom. A copy of the Credit Agreement is attached hereto and is incorporated herein by reference as Exhibit 99.

                 The Credit Agreement requires, among other items, that the Registrant maintain certain financial ratios and comply with certain financial covenants.

                 All amounts borrowed under the Credit Agreement are due and payable on February 14, 1995. A Change of Control (as defined in the Credit Agreement) of the Registrant constitutes an event of default under the Credit Agreement. Accordingly, if the proposed merger of the Registrant with and into Viacom (the "Merger") pursuant to the Merger Agreement dated January 7, 1994, between the Registrant and Viacom occurs prior to February 14, 1995, the Registrant must obtain a waiver of the Change of Control provision of the Credit Agreement from Bank of America or else it will be obligated to repay the indebtedness evidenced by the Credit Agreement upon consummation of the Merger.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

                 The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BLOCKBUSTER ENTERTAINMENT CORPORATION




                                  By:  /s/ Gregory K. Fairbanks
                                       -----------------------------------
                                       Gregory K. Fairbanks
                                       Senior Vice President, Treasurer and
                                       Chief Financial Officer





Date:  February 22, 1994
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                    BLOCKBUSTER ENTERTAINMENT CORPORATION

                                EXHIBIT INDEX


     Number and                                            Sequential
Description of Exhibit                                     Page Number
- ----------------------                                     -----------
      1.      None

      2.      None

      4.      None

      16.     None

      17.     None

      20.     None

      23.     None

      24.     None

      27.     None

      99. Credit Agreement, dated as of February 15, 1994, by and among the Registrant, BA Securities, Inc., as Arranger, Bank of America National Trust and Savings Association, as Agent, and certain other financial institutions.